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Chase Bank - Retail Card Services Group                                                       Monthly Report
Certificateholders' Statement                                Chase Credit Card Master Trust
                                                           Series 1996-4

Section 5.2 - Supplement                               Class A     Class B        Collateral               Total
-----------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                             0.00          0.00              0.00                   0.00

(ii)   Monthly Interest Distributed                      6,334,611.11    547,844.09        736,461.61           7,618,916.81
       Deficiency Amounts                                        0.00          0.00                                     0.00
       Additional Interest                                       0.00          0.00                                     0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables            129,487,516.48  10,790,564.71    13,873,724.14         154,151,805.33

(iv)   Collections of Finance Charge Receivables        19,425,059.37   1,618,745.70     2,081,265.61          23,125,070.68

(v)    Aggregate Amount of Principal Receivables                                                          13,188,092,616.78

                                 Investor Interest   1,400,000,000.00  116,666,000.00  150,000,666.67       1,666,666,666.67
                                 Adjusted Interest   1,400,000,000.00  116,666,000.00  150,000,666.67       1,666,666,666.67

                                         Series
       Floating Investor Percentage             12.64%          84.00%           7.00%           9.00%               100.00%
       Fixed Investor Percentage                12.64%          84.00%           7.00%           9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                                  94.69%
             30 to 59 days                                                                                             1.72%
             60 to 89 days                                                                                             1.23%
             90 or more day                                                                                           2.36%
                                      Total Receivables                                                              100.00%

(vii)  Investor Default Amount                           8,833,716.06       736,138.80     946,473.78          10,516,328.64

(viii  Investor Charge-Offs                                      0.00             0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00             0.00           0.00

(x)    Servicing Fee                                     1,166,666.67        97,221.67     125,000.56           1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   9.08%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjuste    1,400,000,000.00   116,666,000.00 150,000,666.67       1,666,666,666.67

(xiv)  LIBOR                                                                                                            5.6875%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvi)  Accumulation Shortfall                                                                                           0.00

(xvii) Principal Funding Investment Proceeds                                                                            0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                 =============

(xix)  Available Funds                                  18,258,392.71     1,521,524.03   1,956,265.06          21,736,181.80

(xx)   Certificate Rate                                          5.8175%           6.0375%       6.3125%

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Chase Bank - Retail Card Services Group                                                                 Monthly Report
Certificateholders' Statement                                     Chase Credit Card Master Trust
                                                                  Series 1997-1

Section 5.2 - Supplement                                    Class A        Class B          Collateral                  Total
-----------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00           0.00             0.00                      0.00

(ii)   Monthly Interest Distributed                         5,167,652.78     445,543.59       607,345.39              6,220,541.76
       Deficiency Amounts                                           0.00           0.00                                       0.00
       Additional Interest                                          0.00           0.00                                       0.00
       Accrued and Unpaid Interest                                                                0.00                      0.00

(iii)  Collections of Principal Receivables               106,364,745.68   8,863,697.98    11,396,253.58            126,624,697.23

(iv)   Collections of Finance Charge Receivables           15,956,298.77   1,329,686.94     1,709,608.06             18,995,593.78

(v)    Aggregate Amount of Principal Receivables                                                                 13,188,092,616.78

                                      Investor Interest 1,150,000,000.00  95,833,000.00   123,214,619.00          1,369,047,619.00
                                      Adjusted Interest 1,150,000,000.00  95,833,000.00   123,214,619.00          1,369,047,619.00

                                           Series
       Floating Investor Percentage                10.38%          84.00%         7.00%             9.00%                   100.00%
       Fixed Investor Percentage                   10.38%          84.00%         7.00%             9.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                        94.69%
              30 to 59 days                                                                                                   1.72%
              60 to 89 days                                                                                                   1.23%
              90 or more days                                                                                                 2.36%
                                        Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                              7,256,266.76     604,686.79       777,459.26              8,638,412.81

(viii) Investor Charge-Offs                                         0.00           0.00             0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00             0.00

(x)    Servicing Fee                                          958,333.33      79,860.83       102,678.85              1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.08%

(xii)  Reallocated Monthly Principal                                               0.00             0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)     1,150,000,000.00  95,833,000.00   123,214,619.00          1,369,047,619.00

(xiv)  LIBOR                                                                                                                5.6875%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                   ===============

(xix)  Available Funds                                     14,997,965.44   1,249,826.11     1,606,929.22             17,854,720.76

(xx)   Certificate Rate                                             5.7775%        5.9775%          6.3375%

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Chase Bank - Retail Card Services Group                                                               Monthly Report
Certificateholders' Statement                                      Chase Credit Card Master Trust
                                                                Series 1997-2

Section 5.2 - Supplement                                 Class A        Class B        Collateral                  Total
--------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                            0.00           0.00             0.00                     0.00

(ii)   Monthly Interest Distributed                     7,875,000.00     458,095.13       568,254.16             8,901,349.28
       Deficiency Amounts                                       0.00           0.00                                      0.00
       Additional Interest                                      0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                              0.00                     0.00

(iii)  Collections of Principal Receivables           138,736,624.80   7,882,737.55    11,035,893.15           157,655,255.49

(iv)   Collections of Finance Charge Receivables       20,812,563.62   1,182,528.24     1,655,548.62            23,650,640.48

(v)    Aggregate Amount of Principal Receivables                                                            13,188,092,616.78

                                  Investor Interest 1,500,000,000.00  85,227,000.00   119,318,455.00         1,704,545,455.00
                                  Adjusted Interest 1,500,000,000.00  85,227,000.00   119,318,455.00         1,704,545,455.00

                                          Series
       Floating Investor Percentage               12.92%       88.00%          5.00%            7.00%                  100.00%
       Fixed Investor Percentage                  12.92%       88.00%          5.00%            7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                   94.69%
              30 to 59 days                                                                                              1.72%
              60 to 89 days                                                                                              1.23%
              90 or more days                                                                                            2.36%
                                       Total Receivables                                                               100.00%

(vii)  Investor Default Amount                          9,464,695.78     537,765.08       752,875.25            10,755,336.12

(viii  Investor Charge-Offs                                     0.00           0.00             0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00           0.00             0.00

(x)    Servicing Fee                                    1,250,000.00      71,022.50        99,432.05             1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    9.08%

(xii)  Reallocated Monthly Principal                                           0.00             0.00                     0.00

(xiii  Closing Investor Interest (Class A Adjusted) 1,500,000,000.00  85,227,000.00   119,318,455.00         1,704,545,455.00

(xiv)  LIBOR                                                                                            N/A

(xv)   Principal Funding Account Balance                                                                                 0.00

(xvi)  Accumulation Shortfall                                                                                            0.00

(xvii  Principal Funding Investment Proceeds                                                                             0.00

(xvii  Principal Investment Funding Shortfall
                                                                                                              ==============

(xix)  Available Funds                                 19,562,563.62   1,111,505.74     1,556,116.58            22,230,185.93

(xx)   Certificate Rate                                         6.3000%        6.4500%          6.1875%

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Chase Bank - Retail Card Services Group                                                                      Monthly Report
Certificateholders' Statement                                  Chase Credit Card Master Trust
                                                                  Series 1997-3

Section 5.2 - Supplement                              Class A        Class B         Collateral                             Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                         0.00          0.00             0.00                               0.00

(ii)   Monthly Interest Distributed                  3,906,187.50     97,828.30       134,116.25                       4,138,132.05
       Deficiency Amounts                                    0.00          0.00                                                0.00
       Additional Interest                                   0.00          0.00                                                0.00
       Accrued and Unpaid Interest                                                          0.00                               0.00

(iii)  Collections of Principal Receivables         23,122,770.80  1,926,866.74     2,477,470.59                      27,527,108.13

(iv)   Collections of Finance Charge Receivables     3,468,760.60    289,058.76       371,657.55                       4,129,476.91

(v)    Aggregate Amount of Principal Receivables                                                                  13,188,092,616.78
p
                                Investors Interest 250,000,000.00 20,833,000.00    26,786,048.00                     297,619,048.00
                                Adjusted Interest  250,000,000.00 20,833,000.00    26,786,048.00                     297,619,048.00

                                      Series
       Floating Investor Percentage             2.26%       84.00%         7.00%            9.00%                            100.00%
       Fixed Investor Percentage                2.26%       84.00%         7.00%            9.00%                            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                                          94.69%
             30 to 59 days                                                                                                     1.72%
             60 to 89 days                                                                                                     1.23%
             90 or more days                                                                                                   2.36%
                                     Total Receivables                                                                       100.00%

(vii)  Investor Default Amount                       1,577,449.30    131,452.00       169,014.53                       1,877,915.83

(viii  Investor Charge-Offs                                  0.00          0.00             0.00                               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions            0.00          0.00             0.00

(x)    Servicing Fee                                   208,333.33     17,360.83        22,321.71                          48,015.87

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.08%

(xii)  Reallocated Monthly Principal                                       0.00             0.00                               0.00

(xiii) Closing Investor Interest (Class A Adjusted)250,000,000.00 20,833,000.00    26,786,048.00                     297,619,048.00

(xiv)  LIBOR                                                                                                   N/A

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                     ==============

(xix)  Available Funds                               5,766,466.46  271,697.93         349,335.85                       6,387,500.23

(xx)   Certificate Rate                                      6.7770%     6.0375%            6.4375%

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